Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: January 8, 2024

BPR CUMULUS LLC
By:	BPR OP, LP
Its:	Managing Member

By:	BPR Real Estate Holding II LLC
Its:	General Partner

By:	/s/ Jonathan Kramer
	Name:	Jonathan Kramer
	Title:	Authorized Signatory

BPR OP, LP
By:	BPR Real Estate Holding II LLC
Its:	General Partner

By:	/s/ Jonathan Kramer
	Name:	Jonathan Kramer
	Title:	Authorized Signatory

BPR REAL ESTATE HOLDING II LLC

By:	/s/ Jonathan Kramer
	Name:	Jonathan Kramer
	Title:	Authorized Signatory

BPR REAL ESTATE HOLDING I LLC

By:	/s/ Jonathan Kramer
	Name:	Jonathan Kramer
	Title:	Authorized Signatory

BROOKFIELD PROPERTIES RETAIL HOLDING LLC

By:	/s/ Jonathan Kramer
	Name:	Jonathan Kramer
	Title:	Authorized Signatory

BPI PROPERTY INC.

By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Senior Vice President

BPR FIN I SUBCO INC.

By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Senior Vice President

BPR FIN II INC.

By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Senior Vice President

BPR HOLDING REIT I LLC

By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Senior Vice President

BROOKFIELD PROPERTY L.P.
By:	Brookfield Property Partners L.P.
Its:	Managing General Partner

By:	Brookfield Property Partners Limited
Its:	General Partner

By:	/s/ Jane Sheere
	Name:	Jane Sheere
	Title:	Secretary

BROOKFIELD PROPERTY PARTNERS L.P.
By:	Brookfield Property Partners Limited
Its:	General Partner

By:	/s/ Jane Sheere
	Name:	Jane Sheere
	Title:	Secretary

BROOKFIELD PROPERTY PARTNERS LIMITED

By:	/s/ Jane Sheere
	Name:	Jane Sheere
	Title:	Secretary

BROOKFIELD CORPORATION

By:	/s/ Swati Mandava
	Name:	Swati Mandava
	Title:	Managing Director, Legal & Regulatory

BAM PARTNERS TRUST
By:	BAM Class B Partners Inc.
Its:	Trustee

By:	/s/ Kathy Sarpash
	Name:	Kathy Sarpash
	Title:	Secretary